UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2005
                                  ------------

                                  CARMAX, INC.
             (Exact name of registrant as specified in its charter)

            Virginia                    1-31420                 54-1821055
  (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
        of incorporation)                                   Identification No.)

                      4900 Cox Road
                   Glen Allen, Virginia                           23060
         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (804) 747-0422

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On October 6, 2005, Austin Ligon, President and Chief Executive Officer of the CarMax, Inc. (the "Registrant"), notified the Board of Directors of the Registrant that he intends to retire from those positions following the appointment and election of his successor. Mr. Ligon also notified the Board of Directors that he will resign as a director at the same time. Mr. Ligon's retirement is based solely upon personal reasons and is not the result of any dispute or disagreement with the Registrant.

     Following Mr. Ligon's notification, the Board of Directors established an ad hoc executive search committee to conduct the search for his successor.

     The Registrant issued a press release that announced these events on October 6, 2005. A copy of the press release is attached as Exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

        Exhibit No.    Description
        -----------    -----------

           99.1        Press release dated October 6, 2005.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARMAX, INC.
                                   (Registrant)


Dated:  October 6, 2005            By: /s/ Keith D. Browning
                                      ------------------------------------------
                                      Keith D. Browning
                                      Executive Vice President
                                      and Chief Financial Officer


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                                  EXHIBIT INDEX


           Exhibit No.       Description
           -----------       -----------

              99.1           Press release dated October 6, 2005.